Exhibit 10.1


                           AGREEMENT

By this AGREEMENT, effective 3:30 p.m. May 6, 1997, Denver time, it is AGREED by, between and among Bion Environmental Technologies, Inc. ("BION") and BionSoil, Inc. ("BS")(BION and BS are collectively "BIET") and Lotaylingkyur, Inc. ("LTLK"), Dublin Holding, Ltd. ("DHL"), Kelly Moone ("KM"), and Mark A. Smith ("MAS")(LTLK, DHL, KM, and MAS are collectively "S") as follows:

     WHEREAS LTLK and DHL jointly own a convertible promissory note of BION ("NOTE") issued pursuant to a First Amended and Restated Agreement (and its predecessor agreements} (collectively
"FARA") which NOTE was issued May 16, 1995; and

     WHEREAS LTLK owns a promissory note and other rights related to a loan to BIET dating from January 8, 1997 (collectively "BS
NOTE"); and

     WHEREAS BION owes LTLK additional sums based on a loan made to BION by LTLK during April 1997 and for unpaid payments due pursuant to the NOTE and/or FARA (collectively "ADDITIONAL
DEBT"); and

     WHEREAS  BION, LTLK and DHL entered into an agreement  dated
January 2, 1997 which concerned early conversion of the NOTE  and
modification   of   the  terms  of  FARA   subject   to   certain
contingencies which contingencies have not been met; and

     WHEREAS  LTLK  owns  two  pieces  of  real  property  ("LTLK
Property") which BION desires to acquire and which LTLK is willing to transfer to BION on the terms and conditions herein;
and

     WHEREAS KM owns a piece of real property ("KM Property") which BION desires to acquire and which KM is willing to transfer to BION on the terms and conditions herein (LTLK Property and KM
Property are collectively "Property");

     AND WHEREAS S are desirous of acquiring securities of BION;

     NOW THEREFORE IN CONSIDERATION OF the mutual promises and covenants set forth below:

     1. a)  S agrees to:
          i) release BIET from any and all obligations to S on the NOTE, BS NOTE and ADDITIONAL DEBT; and
          ii) assign the PROPERTY (described at Exhibit A hereto) to BION by quit claim deeds; and
        b)  BION agrees to issue to S:
          i)   1,574,308  shares of BION common stock ("SHARES");
               and
          ii) 937,154 Class E1 Warrants ("E1 Warrants") of BION (in the form set forth at Exhibit B hereto); and
          iii) 1,087,154 Class X Warrants ("X Warrants") of BION (in the form set forth at Exhibit C hereto)(collectively SHARES, E1 Warrants and X Warrants are the "SECURITIES"),

which SECURITIES shall be issued to S as set forth at Exhibit D hereto.


     2. a) BION and S agree that the provisions of FARA shall be terminated in their entirety;
         b) BION and S agree that the following provisions shall be effective hereafter:
          i) in the event of an underwriting/offering by BION, S shall not be subject to any lock-up agreement which does not allow S to sell at least 7,500 shares of BION common stock per month (on a cumulative basis) and any such lock-up agreement shall terminate in its entirety no more than one year after the completion of such offering; and
          ii) S does not now and shall not attempt to exercise any control over the management or business of BION and, further, S shall have no direct or indirect power to control BION (despite the size of its stock holdings in BION) due to an existing Voting Agreement, provided, however, that if BION is not profitable by June 30, 1999, the Voting Agreement shall terminate on January 1, 2000, unless otherwise agreed in writing by BION and S, and this provision shall be null and void; and
          iii) BION shall indemnify and hold harmless S from any liability to BION (or others) pursuant to 16(b) of the Exchange Act of 1934 for "short swing profits" which arise from matching this transaction (including transactions between and among LTLK, DHL, KM, and/or MAS in connection with this Agreement) with any other transaction; and
          iv) LTLK shall provide consulting services to BION commencing July 1, 1997 with base monthly fees of $2,500 until November 1997 which base monthly fee increases by $500 per month on November 1 of each year thereafter through November 1, 2001, the consulting services shall be for a term of 64 months; base monthly consulting fees shall be paid to LTLK by BION on the 15th of each month commencing July 1997.

     3. BION, BS, LTLK, DHL, KM and MAS agree to execute such other documents as may be reasonably required to carry out the terms of this Agreement.


                         BION ENVIRONMENTAL TECHNOLOGIES, INC.


                         by:    /s/ Jon Northrop
                             Authorized Officer

                         BIONSOIL, INC.


                         by:    /s/ Jon Northrop
                             Authorized Officer

                         LOTAYLINGKYUR, INC.


                         by:    /s/ Mark A. Smith
                             Authorized Officer

                         DUBLIN HOLDING, LTD.


                         by:    /s/ Mark A. Smith
                             Authorized Agent


                              /s/ Kelly Moone
                             Kelly Moone


                              /s/ Mark A. Smith
                             Mark A. Smith


                           Exhibit A



LTLK Property consists of:

     1. Lot 11, The Baca Grande, Chalet Unit One; also known as street and number: 110 Pinewood Overlook, The Baca
          Grande, Crestone, Colorado

     2.   Lot  5,  The  Orchard,  County  of  Boulder,  State  of
          Colorado;  also  known  as  street  and  number:   1570
          Hawthorn Avenue, Boulder, Colorado

KM Property consists of:

     1. Lots 9 and 10, Block 14, University Place, together with an easement for ingress and egress over and across the north 45 feet of Lot 11, Block 14, University Place, County of Boulder, State of Colorado; also known as street and number: 956 13th Street, Boulder, Colorado


                           Exhibit B


    Void after 3:30 p.m., Denver Time, on December 31, 2001

                                              Warrant to Purchase
                                                   _______ Shares
                                                  of Common Stock


           CLASS E-1 WARRANT TO PURCHASE COMMON STOCK
                               OF
             BION ENVIRONMENTAL TECHNOLOGIES, INC.


This is to certify that, FOR VALUE RECEIVED, ____________________ or registered assigns ("Holder), is entitled to purchase, subject to the provisions of this Warrant, from Bion Environmental Technologies, Inc., a Colorado corporation ("Company"), at any time on or after January 1, 2001, and not later than 3:30 p.m., Denver Time, on December 31, 2001, unless extended as provided in
Section  (a)  below,          restricted and legended  shares  of
common stock, no par value per share, of the Company ("Common Stock") at a purchase price per share of $6.00 (in cash or stock of the Company). The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

     (a) Exercise of Warrant. Subject to the provisions of Section (1) hereof, this Warrant may be exercised in whole or in part at any time or from time to time on or after January 1, 2001, but not later than 3:30 p.m., Denver time on December 31, 2001, or if such date is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price (in cash or equivalent value) for the number of shares specified in such form, together with all federal and state taxes applicable upon such exercise. The Company may unilaterally extend the time within which the Warrant may be exercised but is not obligated to do so, but not longer than twelve (12) months. The Company may unilaterally reduce the exercise price per share. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right hereunder. Upon receipt by the Company of this Warrant at the office or agency of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

     (b) Reservation of shares. The Company, hereby agrees that at all times subsequent hereto there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant.

     (c) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

          (1) If the Common Stock is listed on a national securi ties exchange or admitted to unlisted trading privileges on such exchange, the current value shall be the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange; or

          (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current value shall be the mean of the last reported bid and asked prices reported by the National Association of Securities Dealers Automated Quotation System (or, if not so quoted on NASDAQ, by the National Quotation Bureau, Inc.) on the last business day prior to the day of the exercise of this Warrant; or

          (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company, such determination to be final and binding on the Holder.


     (d) Exchange, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Any assignment hereof shall be made by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax; whereupon the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. This Warrant may be divided upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The terms "Warrant" and "Warrants" as used herein include any Warrants issued in substitution for a replacement of this Warrant, or into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

     (e) Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

     (f) Adjustments to Exercise Price and Number of Shares.

          (1) Adjustment of Number of Shares. Anything in this Section (f) to the contrary notwithstanding, in case the Company shall at any time issue Common Stock or Convertible Securities by way of dividend or other distribution on any stock of the Company or subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining shareholders entitled to receive such dividend or other distribution) or decreased in the case of such subdivision or increased in the case of such combination (on the date that such subdivision or combination shall become effective).

          (2) No Adjustment for Small Amounts. Anything in this Section (f) to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Exercise Price by at least one cent, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least one cent, such change in the Exercise Price shall thereupon be given effect.

          (3) Number of Shares Adjusted. Upon any adjustment of the Exercise Price, the Holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise Price.

          (4) Common Stock Defined. Whenever reference is made in this Section (f) to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean the Common Stock of the Company of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Common Stock. However, subject to the provisions of Section
     (i) hereof, shares issuable upon exercise hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof.

     (g) Officer's Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions of Section (f) hereof, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder. Such certificate shall be conclusive as to the correctness of such adjustment.

     (h) Notices to Warrant Holders. So long as this Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or
(ii) if the Company shall offer to the Holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into
another   corporation,  sale,  lease  or  transfer  of   all   or
substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall cause to be delivered to the Holder, at least ten days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of
such    dividend,   distribution   or   rights,   or   (y)   such
reclassification,    reorganization,    consolidation,    merger,
conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, is to be fixed as of which the Holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolida-tion, merger, conveyance, dissolution, liquidation or winding up.
     (i) Reclassification, Reorganization or Merger. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a change in par value, or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in any such
capital   reorganization   or  reclassification,   consolidation,
merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of subsection (f) hereof with the amount of the consideration received upon the issue thereof being determined by the Board of Directors of the Company, such determination to be final and binding on the Holder.

     (j) Transfer to Comply with the Securities Act of 1933.

          (1) This Warrant or the Warrant Stock or any other security issued or issuable upon exercise of this Warrant may not be sold, transferred or otherwise disposed of except to a person who, in the opinion of counsel for the Company, is a person to whom this Warrant or such Warrant Stock may legally be transferred pursuant to Section (d) hereof without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section (j) with respect to any resale or other disposition of such securities.

          (2) The Company may cause the following legend to be set forth on each certificate representing Warrant Stock or any other security issued or issuable upon exercise of this Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public pursuant to Section (k) hereof, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

     The securities represented by this certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933 (the "Act"), or pursuant to an exemption from registration under the Act the availability of which is to be established to the satisfaction of the Company.

     (k) Registration Rights for Warrant Stock. In the event that the Company on or before the expiration date shall file a registration statement (or similar document) with the U.S. Securities & Exchange Commission on the Company's equity securities on a form which would legally allow inclusion of the shares of the Company's common stock issued pursuant hereto, the Company shall include such shares in such registration statement, at the Company's sole cost; PROVIDED, HOWEVER, in the event of a registration involving an underwriter, such underwriter shall have the right, in its sole discretion, to impose restrictions on the resale of the Company's securities issued pursuant hereto and/or eliminate this registration right from the underwritten registration statement in its entirety; FURTHER PROVIDED,
HOWEVER, in the event an underwriter has eliminated this registration right from an underwritten registration statement, upon request by a majority of the Holders at a date three months after close or cancellation of such underwritten registration, the Company shall one time and one time only file and process to effectiveness (and maintain effectiveness for not less than six months), at the Company's sole expense, a registration statement including all the shares underlying the exercise of this Warrant and any other warrant of the Company owned by Holder. All expenses of any such registration statement including the shares shall be borne by the Company.

          (l) Applicable Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Colorado.


                              Bion   Environmental  Technologies, Inc.



Date:  _______________        By: ______________________
                                  Authorized Officer

                         PURCHASE FORM

                                           Dated ________________


     The undersigned hereby irrevocably elects to exercise the E-1 Warrant to the extent of purchasing _________ shares of Bion Environmental Technologies, Inc. Common Stock and hereby makes payment of $________ in payment of the actual exercise price thereof.



                       __________________


             INSTRUCTIONS FOR REGISTRATION OF STOCK

Name _________________________________________________
    (please typewrite or print in block letters)

Address_______________________________________________

Signature__________________________________________

                 _____________________________

     FOR   VALUE  RECEIVED,  ____________________________  hereby
sells, assigns, and transfers unto

Name________________________________________________
    (please typewrite or print in block letters)

Address______________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of __________ shares as to which such right is exercis able and does hereby irrevocably constitute and appoint ______________, attorney, to transfer the same on the books of the Company with full power of substitution in the premises.



Signature _______________________________


Dated: _______________________




                           Exhibit C

    Void after 3:30 p.m., Denver Time, on December 31, 2003

                                              Warrant to Purchase
                                                    ______ Shares
                                                  of Common Stock


            CLASS X WARRANT TO PURCHASE COMMON STOCK
                               OF
             BION ENVIRONMENTAL TECHNOLOGIES, INC.


This is to certify that, FOR VALUE RECEIVED, ___________________ or registered assigns ("Holder), is entitled to purchase, subject to the provisions of this Warrant, from Bion Environmental Technologies, Inc., a Colorado corporation ("Company"), at any time on or after January 1, 2003, and not later than 3:30 p.m., Denver Time, on December 31, 2003, unless extended as provided in Section (a) below, ______ restricted and legended shares of common stock, no par value per share, of the Company ("Common Stock") at a purchase price per share of $10.00 (in cash or stock of the Company). The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

     (a) Exercise of Warrant. Subject to the provisions of Section (1) hereof, this Warrant may be exercised in whole or in part at any time or from time to time on or after January 1, 2003, but not later than 3:30 p.m., Denver time on December 31, 2003, or if such date is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price (in cash or equivalent value) for the number of shares specified in such form, together with all federal and state taxes applicable upon such exercise. The Company may unilaterally extend the time within which the Warrant may be exercised but is not obligated to do so, but not longer than twelve (12) months. The Company may unilaterally reduce the exercise price per share. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right hereunder. Upon receipt by the Company of this Warrant at the office or agency of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.
     (b) Reservation of shares. The Company, hereby agrees that at all times subsequent hereto there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant.

     (c) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

          (1) If the Common Stock is listed on a national securi ties exchange or admitted to unlisted trading privileges on such exchange, the current value shall be the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange; or

          (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current value shall be the mean of the last reported bid and asked prices reported by the National Association of Securities Dealers Automated Quotation System (or, if not so quoted on NASDAQ, by the National Quotation Bureau, Inc.) on the last business day prior to the day of the exercise of this Warrant; or

          (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company, such determination to be final and binding on the Holder.


     (d) Exchange, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Any assignment hereof shall be made by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax; whereupon the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. This Warrant may be divided upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The terms "Warrant" and "Warrants" as used herein include any Warrants issued in substitution for a replacement of this Warrant, or into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

     (e) Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

     (f) Adjustments to Exercise Price and Number of Shares.

          (1) Adjustment of Number of Shares. Anything in this Section (f) to the contrary notwithstanding, in case the Company shall at any time issue Common Stock or Convertible Securities by way of dividend or other distribution on any stock of the Company or subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining shareholders entitled to receive such dividend or other distribution) or decreased in the case of such subdivision or increased in the case of such combination (on the date that such subdivision or combination shall become effective).

          (2) No Adjustment for Small Amounts. Anything in this Section (f) to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Exercise Price by at least one cent, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least one cent, such change in the Exercise Price shall thereupon be given effect.

          (3) Number of Shares Adjusted. Upon any adjustment of the Exercise Price, the Holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise Price.

          (4) Common Stock Defined. Whenever reference is made in this Section (f) to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean the Common Stock of the Company of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Common Stock. However, subject to the provisions of Section
     (i) hereof, shares issuable upon exercise hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof.

     (g) Officer's Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions of Section (f) hereof, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder. Such certificate shall be conclusive as to the correctness of such adjustment.

     (h) Notices to Warrant Holders. So long as this Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or
(ii) if the Company shall offer to the Holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall cause to be delivered to the Holder, at least ten days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, is to be fixed as of which the Holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consoli-dation, merger, conveyance, dissolution, liquidation or winding up.
     (i) Reclassification, Reorganization or Merger. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a change in par value, or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for or of a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of subsection (f) hereof with the amount of the consideration received upon the issue thereof being determined by the Board of Directors of the Company, such determination to be final and binding on the Holder.

     (j) Transfer to Comply with the Securities Act of 1933.

          (1) This Warrant or the Warrant Stock or any other security issued or issuable upon exercise of this Warrant may not be sold, transferred or otherwise disposed of except to a person who, in the opinion of counsel for the Company, is a person to whom this Warrant or such Warrant Stock may legally be transferred pursuant to Section (d) hereof without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section (j) with respect to any resale or other disposition of such securities.

          (2) The Company may cause the following legend to be set forth on each certificate representing Warrant Stock or any other security issued or issuable upon exercise of this Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public pursuant to Section (k) hereof, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

     The securities represented by this certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933 (the "Act"), or pursuant to an exemption from registration under the Act the availability of which is to be established to the satisfaction of the Company.

     (k) Registration Rights for Warrant Stock. In the event that the Company on or before the expiration date shall file a registration statement (or similar document) with the U.S. Securities & Exchange Commission on the Company's equity securities on a form which would legally allow inclusion of the shares of the Company's common stock issued pursuant hereto, the Company shall include such shares in such registration statement, at the Company's sole cost; PROVIDED, HOWEVER, in the event of a registration involving an underwriter, such underwriter shall have the right, in its sole discretion, to impose restrictions on the resale of the Company's securities issued pursuant hereto and/or eliminate this registration right from the underwritten registration statement in its entirety; FURTHER PROVIDED, HOWEVER, in the event: i) an underwriter has eliminated this registration right from an underwritten registration statement, or ii) upon request by a majority of the Holders, at a date three months after close or cancellation of such underwritten registration or after the date of request, the Company shall one time and one time only file and process to effectiveness (and maintain effectiveness for not less than six months), at the Company's sole expense, a registration statement including all the shares underlying the exercise of this Warrant and any other warrant of the Company owned by Holder. All expenses of any such registration statement including the shares shall be borne by the Company.

          (l) Applicable Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Colorado.


                              Bion   Environmental  Technologies, Inc.



Date:  _______________        By: ____________________________
                                  Authorized Officer

                         PURCHASE FORM

                                           Dated ________________


     The undersigned hereby irrevocably elects to exercise the X Warrant to the extent of purchasing _________ shares of Bion Environmental Technologies, Inc. Common Stock and hereby makes payment of $________ in payment of the actual exercise price thereof.



                       __________________


             INSTRUCTIONS FOR REGISTRATION OF STOCK

Name _________________________________________________
    (please typewrite or print in block letters)

Address_______________________________________________

Signature__________________________________________

                 _____________________________

     FOR   VALUE  RECEIVED,  ____________________________  hereby
sells, assigns, and transfers unto

Name________________________________________________
    (please typewrite or print in block letters)

Address______________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of __________ shares as to which such right is exercis able and does hereby irrevocably constitute and appoint ______________, attorney, to transfer the same on the books of the Company with full power of substitution in the premises.



Signature _______________________________


Dated: _______________________



                                  Exhibit D

Instructions for issuing Securities:

1.   Kelly Moone and Mark A. Smith
     a)  237,154 Class E1 warrants
     b)  637,154 Class X warrants
     to be issued as follows:


                                             E1                  X

(i)    Kelly Moone                         52,154             200,000
(ii)   Mark A. Smith                      100,000             235,154
(iii)  Christopher Moone                   15,000              50,000
(iv)   Quenby Moone                          -                 20,000
(v)    Charles Moone                        5,000               5,000
(vi)   Moira Schlegelmilch                 10,000              10,000
(vii)  Benjamin Schlegelmilch               1,000               1,000
(viii) Daniel Schlegelmilch                 1,000               1,000
(ix)   Mark Keller                          3,000               5,000
(x)    Richard Keller                       3,000               3,000
(xi)   Rosalynde Smith                     12,500              30,000
(xii)  Diana Smith                         12,500              30,000
(xiii) Suzanne Terrell                       -                 10,000
(xiv)  Susan Robeck                         3,000               3,000
(xv)   Dzigar Kongtrul
        Jigme Namgyel                      10,000              25,000
(xvi)  Pamela Smith                         3,000               3,000
(xvii) N.T. Smith                           3,000               3,000
(sviii)Jessica Smith-Osrow                  1,000               1,000
(xix)  Jesse Smith                          1,000               1,000
(xx)   Shannon Liddy Smith                  1,000               1,000

2.  Dublin Holding Ltd.
    a)  650,000 shares (unlegended pursuant to Regulation S) (from NOTE)
        (10 x 50,000 certificates; 5 x 20,000 certificates; 5 x 10,000 certificates)
    b)  700,000 class E1 warrants
    c)  450,000 class X warrants

3.  LoTayLingKyur, Inc.
    a)  624,308 shares (legended, Rule 144 with holding period from 5/16/95)
        (from NOTE) (3 x 10,000 certificates; 5 x 50,000 certificates; 7 x
        10,000 certificates; 1 x 4,308 certificates)
    b)  300,000 shares (legended, Rule 144, 1 year hold from 5/6/97) (1 x
        99,985 certificates; 1 x 200,015 certificates)


